Supplement dated May 12, 2003 to Statement of Additional Information (“SAI”)

dated May 12, 2003 for Pacific Select Performer 500

flexible premium variable life insurance policy (the “policy”)

issued by Pacific Life Insurance Company

The section entitled LOAN AND WITHDRAWAL FEATURES: How much you can borrow is replaced with:

The minimum amount you can borrow is $200, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

•	90% of the accumulated value in the investment options, or

•	the accumulated value in the investment options less 12 times the most recent monthly charge.